UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2009 ( January 15, 2009)

M/I HOMES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-12434	31-1210837
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3 Easton Oval, Suite 500, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)

(614) 418-8000
(Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
x Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 15, 2009, M/I Homes, Inc. (the “Registrant”) entered into the Third Amendment (the “Third Amendment”) to the Second Amended and Restated Credit Agreement dated October 6, 2006 (the “Credit Facility”) among the Registrant, as Borrower, the Lenders (as defined in the Second Amended and Restated Credit Agreement) party thereto and JPMorgan Chase Bank, N.A., as Agent for the Lenders (the “Second Amended and Restated Credit Agreement”). Among other things, the Third Amendment amends the Second Amended and Restated Credit Agreement in the following respects:

1.
reduces the Aggregate Commitment from $250 million to $150 million; further reduces the Aggregate Commitment to $125 million, $100 million and $60 million if the Company’s consolidated tangible net worth falls below $250 million, $200 million and $150 million, respectively;

2.
requires  secured borrowing  based on a Secured Borrowing Base calculated as 100% of Secured  Borrowing Base Cash plus 40% of the aggregated Appraised Value of the Qualified Real Property, as defined therein;. Furthermore limits include,  the Secured Borrowing Base calculated based on book value as in effect from time to time to: (i) not more than 25% shall be comprised of Qualified Real Property in a Single Market, except Columbus, Ohio; (ii) not more than 35% shall be comprised of Qualified Real Property in the Columbus, Ohio Single Market; (iii) not more than 25% shall be comprised of Lots Under Development; (iv) not more than 30% shall be comprised of Unimproved Entitled Land; and (v) shall not include any unimproved, unentitled real property;

3.
provides for $65 million of availability during the Initial Period (to July 20, 2009)  with three 1-month extension options;  however, during the Initial Period, requires that any cash in excess of $25 million be designated as collateral;

4.
redefines Consolidated Minimum Tangible Net Worth (“CTNW”) as equal to or exceeding (i)$100 million plus (ii) fifty percent (50%) of Consolidated Earnings (without deduction for losses and excluding the effect of any decrease in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter ending after December 31, 2008 to the date of determination, excluding any quarter in which the Consolidated Earnings are less than zero; plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter ending after December 31, 2008;

5.	changes the permitted leverage ratio to an event of default should it be less than 2.00x;

6.	increases percentage of speculative units allowed based on latest six and twelve month closings;

7.	increases limitations on JV investments and extensions of credit in connection with the sale of land;

8.	increases pricing provisions.

There was no balance outstanding under the Credit Facility at December 31, 2008.  The Registrant had $36 million of letters of credit outstanding under the Credit Facility at December 31, 2008. The foregoing summary is qualified in its entirety by reference to the Third Amendment which governs the Credit Facility and is filed as Exhibit 10.1 to this Form 8-K.

 Item 7.01 REGULATION FD DISCLOSURE

On January 20, 2009, the Registrant issued a press release reporting homes delivered, new contracts and backlog for the three and twelve month periods ending December 31, 2008.  A copy of this press release is attached hereto as Exhibit 99.1.

 ITEM 8.01 OTHER EVENTS

On January 15, 2009, the Board of Directors  of the Registrant (the “Board”): (1)  approved, subject to adoption by the Registrant’s shareholders, an amendment to the Registrant’s Amended and Restated Code of Regulations (the “Proposed Amendment”) to restrict certain transfers of the Registrant’s common shares for the purpose of protecting certain tax benefits (primarily net operating losses and net unrealized built-in losses) from the limitations of Section 382 of the Internal Revenue Code of 1986, as amended,  and (2) recommended that the shareholders of the Registrant adopt the Proposed Amendment at a special meeting of the Registrant’s shareholders which is anticipated to be held on or about March 13, 2009 (the “Special Meeting ”).

On January 20, 2009, the Registrant issued a press release disclosing the approval by the Board of the Proposed Amendment, subject to adoption by the Registrant’s shareholders at the Special Meeting. A copy of this press release is attached here to as Exhibit 99.1.

The Registrant will file with the SEC a proxy statement with respect to the Special Meeting. Shareholders are urged to read the proxy statement when it becomes available because it will contain important information. The Registrant will mail a copy of the proxy statement to its shareholders. Investors may obtain a free copy of the proxy statement after it is filed by the Registrant, as well as other filings containing information about the Registrant, without charge, at the SEC’s web site (http://www.sec.gov). Investors may also obtain copies of the proxy statement and any other relevant documents without charge, by directing a written request to Investor Relations, M/I Homes, Inc., 3 Easton Oval, Suite 500, Columbus, Ohio 43219.

The Registrant and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Registrant’s shareholders in connection with the Special Meeting. Information about the Registrant’s directors and executive officers (including their respective ownership of the Registrant’s common shares) is available in the Registrant’s definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on April 2, 2008. Additional information about the directors and executive officers’ interests in the transaction will be contained in the proxy statement to be filed with the SEC with respect to the Special Meeting.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description of Documents
10.1	Third Amendment To Second Amended and Restated Credit Agreement dated January 15, 2009
10.2	Collateral Agreement made by M/I Homes, Inc., and certain of its subsidiaries in favor of PNC Bank, National Association, as Collateral Agent dated January 15, 2009
99.1	Press release dated January 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 2009
M/I Homes, Inc.

By:	/s/ Ann Marie W. Hunker
Ann Marie W. Hunker
Vice President, Controller
and Chief Accounting Officer

Index to Exhibits

Exhibit No.	Description of Documents
10.1	Third Amendment To Second Amended and Restated Credit Agreement dated January 15, 2009.
10.2	Collateral Agreement made by M/I Homes, Inc., and certain of its subsidiaries in favor of PNC Bank, National Association, as Collateral Agent dated January 15, 2009
99.1	Press release dated January 20, 2009